UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 13, 2014

New Hampshire Thrift Bancshares, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-17859	02-0430695
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 Main Street, P.O. Box 9

Newport, New Hampshire 03773

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (603) 863-0886

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Supplemental Executive Retirement Plan

On March 13, 2014, the Compensation Committee of the Board of Directors (the “Board”) of New Hampshire Thrift Bancshares, Inc. (the “Company”) approved the participation of Laura Jacobi, First Senior Vice President and Chief Financial Officer, in the Company’s Supplemental Executive Retirement Plan, dated December 8, 2005, as amended (the “SERP”).

Under the SERP, executive officers are provided accounts that are credited with an annual amount equal to 10% of their base compensation. The SERP also provides for discretionary contributions to the accounts of participants of up to 25% of their base compensation in addition to other contributions under the SERP for a total possible contribution of 35% of base compensation in any calendar year. Accordingly, Ms. Jacobi will receive a company-provided contribution equal to 10% of her base pay, or $21,000, into a trust account for 2014, and then annually thereafter throughout the term of her employment.

Each executive officer who participates in the SERP may also make an annual election to defer receipt of all or a portion of his or her annual cash compensation received from the Company and Lake Sunapee Bank, FSB. The deferred amounts are allocated to a deferral account and credited with interest according to the investment classifications made available by the Board. The SERP is an unfunded, non-qualified plan that provides for distribution of the amounts deferred to participants or their designated beneficiaries upon the occurrence of certain events such as death, retirement, termination of service, hardship or a change in control (as those terms are defined in the SERP as required by Section 409A).

Executive Salary Continuation Agreement

The Board also approved an Executive Salary Continuation Agreement (the “Agreement”) by and between the Company, Lake Sunapee Bank, fsb and Ms. Jacobi. The Agreement provides for a payment of $50,000 per year for life payable in monthly installments upon Ms. Jacobi’s retirement after attainment of age 67. The Agreement also provides for an early termination benefit in lump sum upon a termination of service of an executive with the lump sum amount being equal to the amount accrued as a liability under the Agreement for accounting purposes as of the date of termination. In the event of a termination for cause (as defined in the Agreement), all amounts will be forfeited. In addition, in the event of a change in control Ms. Jacobi is treated as being fully vested for purposes of benefit payments.

The Agreement is an unfunded, non-qualified plan that provides for payments to participants or their designated beneficiaries upon the occurrence of certain events such as death, retirement, or other termination of service. The Agreement is intended to comply with, and will be administered in order to comply with, section 409A of the Internal Revenue Code of 1986, as amended, and regulations or other guidance of the Internal Revenue Service published thereunder.

The descriptions of the SERP and the Agreement do not purport to be complete and are qualified in their entirety by reference to the SERP and the Agreement, copies of which are filed hereto as Exhibits 10.1, 10.2, 10.3 and 10.4, and which are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

Exhibit Number	Exhibit Description

10.1	Amended and Restated Supplemental Executive Retirement Plan of New Hampshire Thrift Bancshares, Inc., dated December 8, 2005 (filed as Exhibit 10.9 to the Company’s Current Report on Form 8-K filed with SEC on December 14, 2005, and incorporated herein by reference).

10.2	Amendment to the Supplemental Executive Retirement Plan of New Hampshire Thrift Bancshares, Inc., March 9, 2006 (filed as Exhibit 10.9 to the Company’s Current Report on Form 8-K filed with SEC on March 14, 2006, and incorporated herein by reference).

10.3	Amendment to the Supplemental Executive Retirement Plan of New Hampshire Thrift Bancshares, Inc., dated March 27, 2007 (filed as Exhibit 10.13 to the Company’s Current Report on Form 8-K filed with the SEC on April 2, 2007, and incorporated herein by reference).

10.4	Executive Salary Continuation Agreement by and between Lake Sunapee Bank, fsb and Laura Jacobi, dated March 17, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW HAMPSHIRE THRIFT BANCSHARES, INC.

By:	/s/ Laura Jacobi

Laura Jacobi

FSVP/Chief Financial Officer

Date: March 19, 2014

EXHIBIT INDEX

Exhibit Number	Exhibit Description

10.1	Amended and Restated Supplemental Executive Retirement Plan of New Hampshire Thrift Bancshares, Inc., dated December 8, 2005 (filed as Exhibit 10.9 to the Company’s Current Report on Form 8-K filed with SEC on December 14, 2005, and incorporated herein by reference).

10.2	Amendment to the Supplemental Executive Retirement Plan of New Hampshire Thrift Bancshares, Inc., March 9, 2006 (filed as Exhibit 10.9 to the Company’s Current Report on Form 8-K filed with SEC on March 14, 2006, and incorporated herein by reference).

10.3	Amendment to the Supplemental Executive Retirement Plan of New Hampshire Thrift Bancshares, Inc., dated March 27, 2007 (filed as Exhibit 10.13 to the Company’s Current Report on Form 8-K filed with the SEC on April 2, 2007, and incorporated herein by reference).

10.4	Executive Salary Continuation Agreement by and between Lake Sunapee Bank, fsb and Laura Jacobi, dated March 17, 2014.